                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                      Advanced Systems International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        [ADVANCED SYSTEMS LOGO TO COME]

September 1, 2000

To our Shareholders:

     Your Board of Directors cordially invites you to attend our 2000 Annual Shareholders Meeting. We will hold the meeting on November 8, 2000 at 10:00 a.m. EDT, at the offices of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, One Woodward Avenue, Suite 2400, Detroit, Michigan 48226. You will find a Notice of Meeting on Page 1 that identifies the proposals for your action--the election of seven directors, and the approval of a proposed amendment to the Advanced Systems International, Inc. Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 30,000,000.

     - At the meeting, we will present a report on 1999 operating results and on other matters of current interest to our shareholders.

     - We will provide refreshments immediately after the meeting. Please also take this opportunity to meet our directors, officers and employees, and your fellow shareholders, or renew prior acquaintances.

     YOUR VOTE IS IMPORTANT. We encourage you to read this Proxy Statement and sign and return your voting (proxy) form in the enclosed envelope as soon as possible, so that your shares will be represented at the meeting.

Sincerely,

Gerald A. Pesut
President and Chairman of the Board of Directors

                     NOTICE OF ANNUAL SHAREHOLDERS MEETING

     The Advanced Systems International, Inc. 2000 Annual Shareholders Meeting will be held at the offices of Jaffe, Raitt, Heuer & Weiss Professional Corporation, One Woodward Avenue, Suite 2400, Detroit, Michigan 48226, on November 8, 2000, at 10:00 a.m. EDT for the following purposes:

     1. To elect seven directors,

     2. To approve a proposed amendment to the AdSys Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 30,000,000, and

     3. Transact any other business appropriate to the meeting.

RECORD DATE

     The Board of Directors has fixed the close of business on October 6, 2000, as the record date for the purpose of determining which shareholders are entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available during business hours for ten days prior to the meeting at our offices, 25300 Telegraph Road, Suite 455, Southfield, Michigan, for examination by any shareholder for any purpose germane to the meeting.

By Order of the Board of Directors

Robert C. DeMerell
Secretary

September   , 2000

                      PROXY STATEMENT--VOTING INFORMATION

YOUR VOTE IS VERY IMPORTANT

     Whether or not you plan to attend our Annual Shareholders Meeting, please take the time to vote by completing and mailing the enclosed voting (proxy) form as soon as possible. We have included a postage-prepaid envelope for your convenience.

     If you sign, date and mail your voting (proxy) form without indicating how you want to vote, your voting (proxy) form will be voted as recommended by the Board of Directors.

REVOKING YOUR PROXY

     If you later wish to revoke your proxy, you may do so by: (1) sending a written statement to that effect to AdSys' Secretary, (2) submitting a properly signed proxy with a later date, or (3) voting in person at the annual meeting.

VOTING INFORMATION

     - NUMBER OF SHARES OUTSTANDING. At the close of business on the record
       date, September   , 2000, there were 14,686,541 shares of AdSys common
       stock outstanding and entitled to vote at the annual meeting.

     - VOTE REQUIRED TO ELECT DIRECTORS. The seven nominees receiving the highest number of votes will be elected. Shareholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the voting (proxy) form. Abstentions and broker non-votes (i.e., when a broker does not have authority to vote on a matter) will have no effect on the vote.

     - VOTE REQUIRED TO ADOPT THE AMENDMENT TO THE ADVANCED SYSTEMS INTERNATIONAL, INC. ARTICLES OF INCORPORATION. The proposed Amendment to the AdSys Articles of Incorporation will be approved if the holders of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting vote FOR the proposed Amendment. Abstentions are treated as shares present or represented at the Annual Meeting which are voted against the proposed Amendment. Broker non-votes will have no effect on the vote.

OTHER BUSINESS

     The Board knows of no other matters to be presented for shareholder action at the meeting. If other matters are properly brought before the meeting, the persons named in the accompanying proxy card intend to vote the shares according to their best judgment.

                             ELECTION OF DIRECTORS

     The first matter to be considered at the Annual Meeting will be the election of AdSys Directors. We propose that persons nominated to the Board by management fill these positions. Each director shall be elected by a plurality of the votes cast at the Annual Meeting. Therefore, if a quorum is present, abstentions and broker non-votes will have no effect on the election of directors. AdSys' transfer agent will tabulate the proxies. The Inspector of Elections appointed at the Annual Meeting will then combine the proxy votes with the votes cast at the Annual Meeting. In the absence of directions to the contrary, proxies will be voted in favor of the election of the seven nominees below.

     If any of the nominees becomes unavailable, your shares will be voted for a Board-approved substitute, or the Board may reduce the number of Directors. Management has no present knowledge that any of the persons named will be unavailable to serve. In any event, the enclosed proxy can only be voted for the seven nominees named in this Proxy Statement or their substitutes.

     THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

                                Gerald A. Pesut
                               Alexander D. Henry
                                Mark O'Donoghue
                                John V. Williams
                                Carlos E. Bravo
                                Daniel J. Dorman
                                Craig S. Whiting

                               BOARD INFORMATION

     The AdSys Board held two regular meetings and one special meeting during 1999. AdSys maintains a standing Compensation Committee and Audit Committee of the Board of Directors. In addition, between formal meetings, the Directors met in informal Board sessions on numerous occasions to discuss various aspects of AdSys' business.

AUDIT COMMITTEE

     - Participates with management to select and recommend to the Board the outside auditors.

     - Reviews with management and the outside auditors the scope of the proposed audit.

     - Reviews the annual audit with management and the outside auditors before final figures are published.

     - Reviews with management the periodic examinations made by supervising authorities and any replies required in connection with the examinations.

     - Reviews (quarterly) the role and scope of the work performed by the internal auditor.

     - Reviews programs and procedures with management to avoid conflicts of interest and any other aspects of business ethics.

     - The Audit Committee met three times in 1999.

     - The Members of the Audit Committee are Mark O'Donoghue, Alexander D. Henry and Daniel J. Dorman

COMPENSATION COMMITTEE

     - Oversee the administration of compensation and benefit programs.

     - Recommends compensation of officers.

     - The Compensation Committee met 3 times in 1999, and took action by written consent once in 1999.

     - John V. Williams is the only member of the Compensation Committee.

DIRECTOR COMPENSATION

     We compensate our directors for their services as directors solely via stock options. Upon joining the board, each director receives a one-time grant of an option to acquire 100,000 shares at the market price on the date of grant. Each year, each director also receives a grant of an option to acquire 33,000 shares at the market price on the grant date. These options vest monthly over three years starting on the grant date.

           PROPOSAL TO INCREASE THE AMOUNT OF AUTHORIZED COMMON STOCK

     The second matter to be considered at the Annual Meeting will be the approval of a proposal to amend the AdSys Articles of Incorporation to increase the authorized number of shares of AdSys common stock from 20,000,000 to 30,000,000.

     Presently, there are 14,686,541 shares of AdSys common stock issued and outstanding. In addition, fully vested options and warrants to purchase 3,493,057 shares are currently outstanding. We have granted options for 2,107,653 shares, which will vest over the next three years. If all outstanding options currently issued were to vest, we would have obligations to issue shares exceeding that which we are authorized to issue. The AdSys Board proposes this amendment to ensure there will be a sufficient number of shares of common stock available for issuance when it may be in the best interests of AdSys and the shareholders to do so. Other than as may be needed to honor exercises of options, AdSys has no present plans for the issuance or sale of the shares sought to be authorized. If the proposal to amend the AdSys Articles of Incorporation is approved, the AdSys Board may generally issue the additional authorized shares of AdSys common stock without further shareholder approval.

DILUTIVE EFFECT

     There will be no dilutive effect on existing shareholders on approval of this proposal. If the AdSys Board subsequently decides to issue any or all of the additional 10,000,000 authorized shares of common stock, it could have a dilutive effect on AdSys' per share earnings, and on the percentage ownership of our existing shareholders in AdSys. In order to avoid the dilutive effects that may be caused by the issuance of the additional authorized shares, AdSys shareholders would need to acquire additional shares of common stock in order to maintain their ownership percentage in AdSys.

ANTI-TAKEOVER EFFECT

     The ability of the AdSys Board to issue the additional authorized shares of common stock for a variety of corporate purposes could make it more difficult or discourage an attempt to obtain control of AdSys by means of proxy contest, tender offer, merger, or otherwise. The AdSys Board is not proposing this increase in the authorized number of shares of common stock with the intention of discouraging takeover attempts, nor does the AdSys Board have any knowledge of an existing attempt to take control of AdSys. However, in the event that a takeover attempt is made against AdSys, the AdSys Board could issue the additional authorized shares to discourage the attempt.

     The shares represented by your voting (proxy) form will be voted, unless otherwise directed or the authority to vote is withheld, FOR approval of the proposed amendment to the AdSys Articles of Incorporation to increase the authorized number of shares of common stock from 20,000,000 to 30,000,000.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information regarding each of the directors and executive officers of the Company.

                 NAME                      AGE                 POSITION                 DIRECTOR SINCE
                 ----                      ---                 --------                 --------------
Gerald A. Pesut........................    60     Chairman, President, CEO              July 1997
John V. Williams.......................    55     Director                              August 1998
Alexander D. Henry.....................    52     Director                              July 1997
Mark O'Donoghue........................    34     Director                              August 1998
Carlos E. Bravo........................    41     Director                              July 1999
Daniel J. Dorman.......................    37     Director                              May 2000
Craig S. Whiting.......................    43     Director                              May 2000
Robert C. DeMerell.....................    32     CFO, Secretary,
                                                  Treasurer and Controller
William Mottram........................    51     Vice President--Sales and
                                                  Marketing
James Hopp.............................    54     Vice President--Operations

     GERALD A. PESUT, CHAIRMAN, PRESIDENT & CEO. Mr. Pesut has extensive general management experience in leading start up, growth and turnaround organizations. From 1993 to 1996, Mr. Pesut served as President and chief executive officer of Distributed Systems Division Inc., a subsidiary of Storage Technology Corporation, where he managed the $240 million integrator of midrange and network systems with 500 employees. From 1991 to 1993, Mr. Pesut served as President of the $55 million assembly integration and warehousing division of Storage Technology Corporation. Mr. Pesut also previously held a number of senior management positions in the technology industry. Mr. Pesut is a graduate of the York University Accelerated MBA program.

     JOHN V. WILLIAMS, DIRECTOR. Mr. Williams has 35 years of experience in sales, sales management and business management. His career has included both domestic and international responsibilities. Mr. Williams has served in various positions with Storage Technology Corporation (1972-1980 and 1990-1997), retiring in 1997 after serving as its Senior Executive Vice President. Mr. Williams has also held positions at GriD Systems (1982-1990), Magnuson Computer Systems (1980-1982) and Memorex (1970-1973). Mr. Williams is currently consulting to international corporations with his new company, the CSO Forum.

     ALEXANDER D. HENRY, DIRECTOR. Since 1993, Mr. Henry has been a principal of Hampton Equity Management, Inc., which organizes financing for computer software developers and other emerging companies, including tax-assisted and seed-capital financing. From 1991 to 1993, Mr. Henry managed tax-assisted and other real estate finance offerings with LOM &Associates, a subdivision of Loewen, Ondaatje and McCutcheon. Prior to 1991, Mr. Henry was a principal and promoter of syndications of tax-sheltered investment vehicles, commercial real estate and mortgage investments. From 1978 to 1981, Mr. Henry practiced as a Chartered Accountant with Touche Ross & Co. in Toronto, Ontario. Mr. Henry serves as a director of several companies, including MusicMusicMusic Inc., an e-commerce company, and Jax Mold & Machine, Inc., which provides molds to the tire and rubber industry using high-technology methods.

     MARK O'DONOGHUE, DIRECTOR. Since 1997, Mr. O'Donoghue has served as Chief Executive Officer of Temple Securities Ltd., a full service investment dealer. From 1993 to 1997, he was a Trust Officer and Investment Advisor to Temple Trust Company Ltd. Mr. O'Donoghue holds a Canadian Chartered Accountant designation and formerly practiced as an accountant with Ernst & Young.

     CARLOS E. BRAVO, DIRECTOR. Until 1999, Mr. Bravo served as an officer and Vice President of USinternetworking Inc., a pioneer in Internet-based outsourcing of leading business applications for monthly fees. From 1997 to 1998, Mr. Bravo was a principal of IIT Inc., a global information technology consulting and systems integration company, which became USinternetworking Inc. From 1995 to 1997, Mr. Bravo was the co-founder, principal and Vice President of Comdisco Inc.'s Systems Integration Business unit. From 1989 to 1995, Mr. Bravo was founder, Chairman and CEO of Bravo International Corporation, a manufacturer of toys and sporting goods. Mr. Bravo also was a co-founder and COO of Amcotech, Inc., a manufacturer of consumer and industrial products, and has held positions at General Electric and Snap-on Tools. Mr. Bravo attended the University of Florida and Northwestern University and holds advanced degrees in Aerospace Engineering, Applied Mathematics and Business.

     DANIEL J. DORMAN, DIRECTOR. Mr. Dorman has extensive experience in finding, structuring, financing and acquiring middle market businesses and facilitating strategic initiatives for high growth technology companies. Currently, he is Chairman and President of D.J. Dorman & Co., Inc., a private merchant banking firm; President of Princeton Capital Fund, L.L.C., a $30 million private equity fund; Chairman of Kux Manufacturing Company, a leader in building graphics; Chairman of The Rental Equipment Group, L.L.C., a consolidator of rental equipment companies in the Southeast and Southwest U.S.; Director of Health Media, Inc., a leader in the development of health and behavior-change products and an officer or director of several other privately-held companies. Mr. Dorman received his B.A. in Business Administration/Finance from Ferris State University.

     CRAIG S. WHITING, DIRECTOR. Mr. Whiting is a private investor. From 1992 to 2000, he was with Weiss, Peck & Greer LLC. As a Managing Director he made private equity investments and served on boards of directors of companies in a variety of industries. From 1983-1991, Mr. Whiting was an investment banker with Credit Suisse First Boston. Mr. Whiting earned a B.A. from Boston College and his M.B.A. from Columbia University.

     ROBERT C. DEMERELL, CHIEF FINANCIAL OFFICER, SECRETARY, TREASURER AND CONTROLLER. From 1995 to late 1997, Mr. DeMerell served as Controller at FAME Information Services, Inc., where he developed and implemented financial controls as that company grew from $5 million to $25 million in annual sales over a two-year period and established operations in the U.K. and Asia. From 1992 to 1994, Mr. DeMerell worked as an auditor for Ernst & Young, concentrating on small business auditing. Mr. DeMerell earned his B.A. in economics from the University of Michigan and his M.B.A. from the University of Notre Dame. He is also a Certified Public Accountant.

     WILLIAM MOTTRAM, VICE PRESIDENT -- SALES AND MARKETING. From 1996 until he joined AdSys in 1999, Mr. Mottram served as Vice President, Sales for Epic Data Corp., and was responsible for sales and marketing worldwide. From 1973 to 1978, Mr. Mottram also served as Vice President of Midrange Marketing and Director of Connectivity Marketing for Storage Technology, Inc. Mr. Mottram has also held several other positions at firms servicing the scientific computing and enterprise resource management markets. Mr. Mottram holds a B.S. in electrical engineering from Paisley College of Technology, Scotland, and an M.B.A. from Pepperdine University, California.

     JAMES HOPP, VICE PRESIDENT -- OPERATIONS. Prior to joining AdSys in 2000, Mr. Hopp served as Director of Sales Operations for the Enterprise Network Services Division of Sprint and as the Vice President of Information Technology Professional Service for Comdisco Inc., where he was responsible for managing the service delivery organization and establishing a project management practice. Mr. Hopp also served as a Senior Consultant, Information Technology Practice, for Gemini Consulting and as Director of Telecommunications and Systems Integration at Unisys Corporation. Mr. Hopp received is B.A. from Aquinas College.

EXECUTIVE COMPENSATION

     The following tables provide certain summary information concerning compensation and stock options for our Chief Executive Officer and all other executive officers who earned more than $100,000 (salary and bonus) for all services rendered in all capacities to AdSys during the year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                          ANNUAL COMPENSATION                            AWARDS
                                  -----------------------------------    --------------------------------------
       NAME AND                                          OTHER ANNUAL    RESTRICTED
  PRINCIPAL POSITION      YEAR     SALARY      BONUS     COMPENSATION    STOCK AWARD       OPTIONS/SARS (#)
  ------------------      ----     ------      -----     ------------    -----------       ----------------
Gerald A. Pesut.......    1999    $200,000    $31,250        -0-             -0-        33,000 director options
President and Chief
Executive Officer
Howard Tarnoff........    1999    $145,000    $46,825        -0-             -0-                            -0-
Vice President --
Marketing(1)

           OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                                                            PERCENT OF TOTAL
                                                             OPTIONS / SARS
                                   NUMBER OF SECURITIES        GRANTED TO         EXERCISE OF BASE
           NAME AND                UNDERLYING OPTIONS/          EMPLOYEES         PRICE PER SHARE
      PRINCIPAL POSITION               SARS GRANTED          IN FISCAL YEAR            ($/SH)         EXPIRATION DATE
      ------------------           --------------------     ----------------      ----------------    ---------------
Gerald A. Pesut................           33,000                  2.4%                 $1.00           July 15, 2009
President and Chief Executive
Officer
Howard Tarnoff(1)..............              -0-                   -0-                   -0-                     -0-
Vice President -- Marketing(1)

---------------
(1) Mr. Tarnoff left the Company in February, 2000.

 AGGREGATED OPTION / SAR EXERCISED IN LAST FISCAL YEAR AND FY-END OPTION / SAR
                                     VALUE

                                                                                              VALUE OF UNEXERCISED
                                                               NUMBER OF UNEXERCISED              IN-THE-MONEY
      NAME AND          SHARES ACQUIRED                      OPTIONS / SARS AT FY-END         OPTIONS/ARS AT FY-END
 PRINCIPAL POSITION       ON EXERCISE     VALUE REALIZED    EXERCISABLE / UNEXERCISABLE    EXERCISABLE / UNEXERCISABLE
 ------------------     ---------------   --------------    ---------------------------    ---------------------------
Gerald A. Pesut......          -0-                 -0-      666,000 (568,474 exercisable)         $ 123,350.94
President and Chief
Executive Officer
Howard Tarnoff(1)....       30,217          $15,108.50                               -0-                   -0-
Vice President --
Marketing(1)

---------------
(1) Mr. Tarnoff left the Company in February, 2000.

                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                         AND CERTAIN MAJOR SHAREHOLDERS

     In general, "beneficial ownership" includes those shares a Director or officer has the power to vote or transfer, and stock options that are exercisable currently or within 60 days. The table below shows the beneficial stock ownership of our Directors, Executive Officers and those shareholders who hold more than 5% of our total outstanding shares as of August 22, 2000.

                                                               OPTIONS        TOTAL SHARES
                NAME OF                    ISSUED SHARES     EXERCISABLE      BENEFICIALLY       PERCENT OF
           BENEFICIAL OWNER                    OWNED        WITHIN 60 DAYS      OWNED(1)       OUTSTANDING(2)
           ----------------                -------------    --------------    ------------     --------------
Gerald A. Pesut........................        250,000          603,069             853,069(3)      5.8%
25300 Telegraph Rd., Ste. 455
Southfield, MI 48034
Alexander D. Henry.....................        237,900          453,069             690,969(4)      4.7%
533 Davenport Rd
Toronto, ON Canada M5X 3R5
Mark O'Donoghue........................            -0-           89,181              89,181(5)         *
Tropicana Bldg
Providenciales, Turks & Caicos Islands
British West Indies
John V. Williams.......................            -0-          189,181             189,181(6)      1.3%
424 Clayton St
Denver, CO 80206
Carlos E. Bravo........................            -0-           92,169              92,169(7)         *
1713 Skyhawk Ct
Daytona Beach, FL 32124
Daniel J. Dorman.......................            -0-           16,667              16,667(8)         *
1533 N. Woodward, Suite 175
Bloomfield Hills, MI 48304
Craig S. Whiting.......................          2,000           13,889              15,889(9)         *
16 Settlers Trail
Darien, CT 06820
Temple Securities Ltd..................        678,520          486,000           1,164,520(10)      7.9%
Tropicana Bldg
Providenciales, Turks & Caicos Islands
British West Indies
Princeton Capital Fund, L.L.C..........      1,111,111          300,000           1,411,111(11)      9.6%
1533 N. Woodward, Suite 175
Bloomfield Hills, MI 48304
All Officers and Directors as a........        489,900        1,464,125           1,947,125       13.26%
Group (7 persons)

---------------
(FOOTNOTES ARE ON THE FOLLOWING PAGE)

FOOTNOTES TO BENEFICIAL OWNERSHIP TABLE

 (1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the rules and regulations promulgated under the Exchange Act, and accordingly, may include securities owned by and for among others the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which such person has the right to acquire within 60 days after the date of this filing pursuant to the exercise of options, or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 14,686,541 shares of common stock outstanding as of August 31, 2000, plus as to each person shares issuable under rights to acquire shares included in that person's holdings.

 (2) The symbol * shown in this column indicates ownership of less than 1%.

 (3) Consists of 250,000 shares owned of record by Pesut & Associates, a company wholly owned by Mr. Pesut and 603,069 shares which Mr. Pesut has the right to acquire pursuant to options. Does not include 62,931 shares under other options that are not yet vested.

 (4) Consists of 110,000 shares and 175,000 Units (resulting in the right to acquire up to 350,000 shares pursuant to warrants) owned by Hampton Equity Holdings Inc., and 127,900 shares owned by REVBEN Management Corporation, affiliates of Mr. Henry, and 103,069 shares which Mr. Henry has the right to acquire pursuant to options. Does not include 62,931 shares under options issued to Mr. Henry which are not yet vested.

 (5) Consists of 89,181 shares which Mr. O'Donoghue has the right to acquire pursuant to options. Does not include 76,819 shares under options issued to Mr. O'Donoghue which are not yet vested.

 (6) Consists of 189,181 shares that Mr. Williams has the right to acquire pursuant to options. Does not include 43,819 shares under options issued to Mr. Williams which are not yet vested.

 (7) Consists of 92,169 shares that Mr. Bravo has the right to acquire pursuant to options. Does not include 288,125 shares under options issued to Mr. Bravo which are not yet vested.

 (8) Consists of 16,667 shares that Mr. Dorman has the right to acquire pursuant to options. Does not include 83,333 options issued to Mr. Dorman which are not yet vested. Does not include shares owned by Princeton Capital Fund, L.L.C.

 (9) Consists of 2,000 shares owned and 13,889 shares that Mr. Whiting may acquire pursuant to options. Does not include 86,111 options issued to Mr. Whiting which are not yet vested.

(10) Consists of 678,520 shares owned, and 476,000 shares which may be acquired pursuant to warrants. Includes 10,000 vested options. Includes 1,387,740 shares held of record by Temple for various client accounts (no account holds beneficial interests in excess of 5% of AdSys' common stock). The principals of Temple are Hugh D. McLean, N. Gregory McNally, Mark O'Donoghue and Christian Papachristou.

(11) Consists of 1,111,111 shares owned and 300,000 shares that may be acquired pursuant to warrants.

                               OTHER INFORMATION

ANNUAL REPORT ON FORM 10K-SB

     AdSys will provide a copy of its 1999 Annual Report on SEC Form 10K-SB to any shareholder who asks for it in writing, without charge. Please direct your request to our Secretary, Robert C. DeMerell.

COMPLIANCE WITH SECTION 16 REPORTING

     The rules of the Securities and Exchange Commission require that AdSys disclose late filings of reports of stock ownership (and changes in stock ownership) by its Directors, Executive Officers and beneficial owners of more than 10% of AdSys common stock. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, AdSys believes that during the year ended December 31, 1999, its Directors, Executive Officers and beneficial owners of more than 10% of AdSys common stock have complied with all filing requirements applicable to them.

TRANSACTIONS WITH CERTAIN INTERESTED PARTIES

     Temple Securities was granted 250,000 warrants as part of a 1 for 2 (warrants for dollars) arrangement that was entered into pursuant to a one-year term loan for $1 million, $500,000 of which has been advanced at year-end. Mark O'Donoghue, a member of the Board of Directors, is affiliated with Temple Securities. There was a fee of 10% on advances for this transaction. Temple Securities was granted 10,000 options at market price on February 26, 1999 as compensation for a short-term, 60-day, loan of $170,000.

     John V. Williams, a member of the Board of Directors, was granted 100,000 warrants as part of an arrangement that was entered into pursuant to a short-term, 90 day, loan of $250,000, which was advanced in November 1999.

     Prior to June 30, 2000, Mr. Bravo was engaged to consult with our management team as to general and special information relating to marketing our products, gathering and analyzing market and competitive data, and locating and introducing us to sales and partnering opportunities. Mr. Bravo received an option each quarter to acquire a number of our shares equal to $12,500 divided by the then-market price for the shares, for a total of 47,294 options during the term of his consulting engagement.

SHAREHOLDER PROPOSALS

     An eligible shareholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2001 Annual Meeting of Shareholders must notify AdSys' Secretary by delivering a copy of the proposal to AdSys' offices no later than August 1, 2001.

EXPENSES OF SOLICITATION

     AdSys pays the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, by telephone or telegraph, or by AdSys officers and employees without additional compensation. AdSys pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

By Order of the Board of Directors

Robert C. DeMerell
Secretary

Dated:           , 2000

SEE ENCLOSED VOTING (PROXY) FORM -- PLEASE SIGN AND MAIL PROMPTLY.

                                     PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ADVANCED SYSTEMS INTERNATIONAL, INC.

     The undersigned hereby appoints Gerald A. Pesut and Robert C. DeMerell as Proxies, each with power to appoint his substitute, and hereby authorizes each of them to represent and to vote with respect to the matters set forth below and in their discretion as to such other matters as may properly be brought before the meeting or any adjournment thereof, all the shares of common stock of Advanced Systems International, Inc. held of record by the undersigned at the Annual Meeting of Shareholders to be held on November 8, 2000, or any adjournment(s) thereof.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR the election of the below named individuals, and FOR approval of the proposed amendment to the Advanced Systems International, Inc. Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 30,000,000. The Board of Directors recommends a vote FOR each of these proposals.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

     1. ELECTION OF DIRECTORS

       To elect seven Directors to serve for a term until the 2001 Annual Meeting of Shareholders and until their successors are elected and have qualified.

Nominees:                 Gerald A. Pesut
                          John V. Williams
                          Alexander D. Henry
                          Mark O' Donoghue
                          Carlos E. Bravo
                          Daniel J. Dorman
                          Craig S. Whiting

       FOR ALL NOMINEES     WITHHOLD ALL NOMINEES     ABSTAIN
       FOR ALL NOMINEES, except vote withheld from the following nominee(s):

       (type or print name(s) of nominees for whom vote is withheld)

     2. APPROVAL OF ARTICLES AMENDMENT

       To approve the proposed amendment to the Advanced Systems International, Inc. Articles of Incorporation to increase the authorized shares of common stock from 20,000,000 to 30,000,000.

       FOR APPROVAL                   AGAINST APPROVAL                   ABSTAIN

       When joint tenants hold shares, both should sign. When you sign as attorney, executor, administrator, trustee or guardian or in other representative capacity, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                          Signature

                                          Signature, if held jointly

                                          Dated:               , 2000

                                          TOTAL SHARES: